FACE OF NOTE
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:
(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND
(2)    AGREES FOR THE BENEFIT OF Workhorse Group Inc. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:
(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR
(B)    PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR
(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR
(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER
144498.00005

AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF WORKHORSE GROUP INC. OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF WORKHORSE GROUP INC. DURING THE PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.1

1 The Restrictive Legend shall be deemed removed from the face of this Note without further action by the Company, Trustee or the Holders of this Note at such time and in the manner provided under Section 2.05 of the Indenture.

WORKHORSE GROUP INC.
4.00% Senior Secured Convertible Notes due 2024
No. R-1        Initially $200,000,000
CUSIP No. 98138JAA5

Workhorse Group Inc., a Nevada corporation, for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum as set forth in the “Schedule of Exchanges of Notes” attached hereto on October 15, 2024, and to pay interest thereon, as provided in this Note, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Dates:	January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2021.

Regular Record Dates:	January 1, April 1, July 1 and October 1.

Additional provisions of the Notes are set forth on the other side of the Notes.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Workhorse Group Inc. has caused this instrument to be duly executed as of the date set forth below.
WORKHORSE GROUP INC.
Date:    By:    ___________________________________
                        Name:
                        Title:

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
U.S. Bank National Association, as Trustee, certifies that this is one of the Notes referred to in the within-mentioned Indenture.

Date:    By:    ____________________________________
        Authorized Signatory

[Signature Page to Global Note]

WORKHORSE GROUP INC.
Senior Secured Convertible Notes due 2024
The Notes are one of a duly authorized issue of notes of Workhorse Group Inc., a Nevada corporation (the “Company”), designated as its Convertible Notes due 2024 (the “Notes”), all issued or to be issued pursuant to an indenture, dated as of October 14, 2020 (as the same may be amended from time to time, the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee and collateral agent. Capitalized terms used in the Notes without definition have the respective meanings ascribed to them in the Indenture.
The Indenture sets forth the rights and obligations of the Company, the Guarantors, the Trustee, the Collateral Agent and the Holders and the terms of the Notes. Notwithstanding anything to the contrary in the Notes, to the extent that any provision of the Notes conflicts with the provisions of the Indenture, the provisions of the Indenture will control.
1.Interest. The Notes will accrue interest at a rate of 4.00% per annum (the “Stated Interest”). Stated Interest on this Note will (i) accrue on the principal amount of this Note; (ii) accrue from, and including, the most recent date to which Stated Interest has been paid or duly provided for (or, if no Stated Interest has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Interest; (iii) be payable quarterly in arrears on each Interest Payment Date; and (iv) be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.Maturity. The Notes will mature on October 15, 2024, unless earlier repurchased, redeemed or converted.

3.Guarantees. The Company’s obligations under the Indenture and the Notes are fully and unconditionally guaranteed by the Guarantors as provided in Article 9 of the Indenture.

4.Method of Payment. The Company will pay, or cause the Paying Agent to pay, the principal (whether due upon maturity on the Maturity Date, Redemption on a Redemption Date or repurchase on a Fundamental Change Repurchase Date or otherwise) of, interest on, and any cash Conversion Consideration for, any Global Note to the Depositary by wire transfer of immediately available funds no later than the time the same is due as provided in this Indenture.

5.Persons Deemed Owners. The Holder of the Notes will be treated as the owner of the Notes for all purposes.

6.Denominations; Transfers and Exchanges. All Notes will be in registered form, without coupons, in principal amounts equal to any Authorized Denominations. Subject to the terms of the Indenture, the Holder of the Notes may transfer or exchange the Notes by presenting it to the Note Registrar and delivering any required documentation or other materials.

7.Right of Holders to Require the Company to Repurchase. Each Holder will have the right to require the Company to repurchase such Holder’s Notes (or any portion thereof in an Authorized Denomination) for cash in the manner, and subject to the terms, set forth in Section 4.02 of the Indenture.

8.Right of the Company to Redeem the Notes. The Company will have the right to redeem the Notes for cash in the manner, and subject to the terms, set forth in Section 4.04 of the Indenture.

9.Conversion. The Holder of the Notes may convert the Notes into Conversion Consideration in the manner, and subject to the terms, set forth in Article 5 of the Indenture.

10.When the Company May Merge, Etc. Article 6 of the Indenture places limited restrictions on the Company’s ability to be a party to a Business Combination Event.

11.Security. The Notes will be secured in the manner, and subject to the terms, set forth in the Indenture and the Collateral Agreements.

12.Defaults and Remedies. If an Event of Default occurs, then the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in Article 7 of the Indenture.

13.Amendments, Supplements and Waivers. The Company, the Guarantors, the Trustee and the Collateral Agent may amend or supplement the Indenture or the Notes or waive compliance with any provision of the Indenture or the Notes in the manner, and subject to the terms, set forth in Article 8 of the Indenture.

14.No Personal Liability of Directors, Officers, Employees and Stockholders. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or any Guarantor under the Indenture, the Notes or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each Holder waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

15.Authentication. No Note will be valid until it is authenticated by the Trustee. A Note will be deemed to be duly authenticated only when an authorized signatory of the Trustee (or a duly appointed authenticating agent) manually signs the certificate of authentication of such Note.

16.Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

17.Governing Law. THE NOTES, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE NOTES, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
To request a copy of the Indenture, which the Company will provide to any Holder at no charge, please send a written request to the following address:
Workhorse Group Inc.
100 Commerce Drive

Loveland, Ohio 45140
Attention: Chief Financial Officer

[FORM OF NOTICE OF CONVERSION]
WORKHORSE GROUP INC.
Senior Secured Convertible Notes due 2024
Subject to the terms of the Indenture, by executing and delivering this Conversion Notice, the undersigned Holder of the Note identified below directs the Company to convert (check one):
☐    the entire principal amount of
☐    $ *2aggregate principal amount of
the Note identified by CUSIP No. and Certificate No.
The undersigned acknowledges that if the Conversion Date of a Note to be converted is after a Regular Record Date and before the next Interest Payment Date, then such Note, when surrendered for conversion, must, in certain circumstances, be accompanied with an amount of cash equal to the interest that would have accrued on such Note to, but excluding, such Interest Payment Date.
The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple in excess thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Date:	__________________________________________
(Legal Name of Holder)
By: ____________________________________
Name:
Title:
Signature Guaranteed:
__________________________________________
Participant in a Recognized Signature Guarantee Medallion Program
By: _____________________________________
Authorized Signatory

2*     Must be an Authorized Denomination.

FUNDAMENTAL CHANGE REPURCHASE NOTICE

WORKHORSE GROUP INC.

Senior Secured Convertible Notes due 2024

Subject to the terms of the Indenture, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Note identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):
☐    the entire principal amount of
☐    $3* aggregate principal amount of
the Note identified by CUSIP No. and Certificate No. .
The undersigned acknowledges that the Notes, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:	__________________________________________
(Legal Name of Holder)
By: ____________________________________
Name:
Title:
Signature Guaranteed:
__________________________________________
Participant in a Recognized Signature Guarantee Medallion Program
By: _____________________________________
Authorized Signatory

*     Must be an Authorized Denomination.

ASSIGNMENT FORM
WORKHORSE GROUP INC.
Senior Secured Convertible Notes due 2024
Subject to the terms of the Indenture, the undersigned Holder of the within Note assigns to:

Name:	_______________________________________
Address:	_______________________________________
_______________________________________ _______________________________________
_______________________________________ _______________________________________
Social security or tax identification number:	______________________________________

the within Note and all rights thereunder irrevocably appoints:
as agent to transfer the within Note on the books of the Company. The agent may substitute another to act for him/her.

Date:	__________________________________________
(Legal Name of Holder)
By: ____________________________________
Name:
Title:
Signature Guaranteed:
__________________________________________
Participant in a Recognized Signature Guarantee Medallion Program
By: _____________________________________
Authorized Signatory

TRANSFEROR ACKNOWLEDGEMENT
If the within Note bears a Restricted Note Legend, the undersigned further certifies that (check one):
☐    Such Transfer is being made to the Company or a Subsidiary of the Company.
☐    Such Transfer is being made pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of the Transfer.
☐    Such Transfer is being made pursuant to, and in accordance with, Rule 144A under the Securities Act, and, accordingly, the undersigned further certifies that the within Note is being transferred to a Person that the undersigned reasonably believes is purchasing the within Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A. If this item is checked, then the transferee must complete and execute the acknowledgment contained on the next page.
☐    Such Transfer is being made pursuant to, and in accordance with, any other available exemption from the registration requirements of the Securities Act (including, if available, the exemption provided by Rule 144 under the Securities Act).

Dated:
_________________________________________
(Legal Name of Holder)
By: ______________________________________
Name:
Title:
Signature Guaranteed:
_________________________________________
(Participant in a Recognized Signature Guarantee Medallion Program)
By: ______________________________________
Authorized Signatory

TRANSFEREE ACKNOWLEDGEMENT
The undersigned represents that it is purchasing the within Note for its own account, or for one or more accounts with respect to which the undersigned exercises sole investment discretion, and that and the undersigned and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. The undersigned acknowledges that the transferor is relying, in transferring the within Note on the exemption from the registration and prospectus-delivery requirements of the Securities Act of 1933, as amended, provided by Rule 144A and that the undersigned has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A.

Dated:
_________________________________________
(Legal Name of Holder)
By: ______________________________________
Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*4
INITIAL PRINCIPAL AMOUNT OF THIS GLOBAL NOTE: $[ ]
The following exchanges, transfers or cancellations of this Global Note have been made:

Date	Amount of Increase (Decrease) in Principal Amount of this Global Note	Principal Amount of this Global Note After Such Increase (Decrease)	Signature of Authorized Signatory of Trustee

*     Insert for Global Notes only.